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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   December 6, 2004
                                                   -----------------------


                           R.H. DONNELLEY CORPORATION
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                       1-07155                 13-2740040
-----------------------------          ------------          ------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)

1001 WINSTEAD DRIVE, CARY, NORTH CAROLINA                          27513
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 (Address of Principal Executive Offices)                        (Zip Code)

                              R.H. DONNELLEY INC.*
                              --------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                       333-59287                36-2467635
-----------------------------          ------------          ------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

1001 WINSTEAD DRIVE, CARY, NORTH CAROLINA                            27513
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                         (Zip Code)

Registrants' telephone number, including area code:  (919) 297-1600
                                                     ----------------------

                                 Not Applicable
               ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 9 1/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 8 7/8% senior notes due 2010 and 10 7/8% senior subordinated notes due 2012 and is now subject to the filing requirements of Section 15(d) as a result of such notes. As of December 6, 2004, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT. R.H. Donnelley Corporation (the "Company") and R.H. Donnelley Inc., as the borrower, entered into the First Amendment, dated as of December 6, 2004, (the "First Amendment"), to the Amended and Restated Credit Agreement, dated as of September 1, 2004, (the "Credit Agreement") with the lenders from time to time parties thereto, Deutsche Bank Trust Company Americas, as administrative agent and J.P. Morgan Securities Inc. as sole bookrunner and sole lead arranger and the other agents party thereto. Among other things, the First Amendment (i) provides for the refinancing of the Tranche B-2 Term Loans through the issuance of $200,000,000 of Tranche A-3 Term Loans and $1,444,586,306.02 of Tranche D Term Loans, (ii) reduces the pricing of certain of the loans by up to 50 basis points, and (iii) amends the restricted payments negative covenant to, among other things, provide additional flexibility to make certain restricted payments using a portion of excess cash flow. The aggregate size of the credit facility provided by the Credit Agreement remains unchanged by the First Amendment. In addition, in connection with the First Amendment, the Company and its subsidiaries reaffirmed pursuant to the Reaffirmation, dated as of December 6, 2004, (the "Reaffirmation") that the obligations under the Credit Agreement, as amended by the First Amendment, continue to be secured by the assets of and guaranteed by the Company and its subsidiaries pursuant to the Amended and Restated Guarantee and Collateral Agreement, dated as of September 1, 2004.

         The First Amendment and the Reaffirmation are filed herewith as Exhibits 10.1 and 10.2, respectively. The foregoing descriptions of the First Amendment and the Reaffirmation are qualified in their entirety by reference to the full text of such documents, which are incorporated by reference herein.



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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         Exhibit
         Number        Description
         -------       -----------

          10.1 First Amendment, dated as of December 6, 2004, to the Amended and Restated Credit Agreement, dated as of September 1, 2004, by and among R.H. Donnelley Corporation, R.H. Donnelley Inc., the lenders from time to time parties thereto, Deutsche Bank Trust Company Americas, as administrative agent and J.P. Morgan Securities Inc. as sole bookrunner and sole lead arranger and the other agents party thereto.

          10.2        Reaffirmation, dated as of December 6, 2004, by R.H.
                      Donnelley Corporation, R.H. Donnelley Inc. and its subsidiaries in favor of Deutsche Bank Trust Company Americas, as administrative agent.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  R.H. DONNELLEY CORPORATION



                                  By:  /s/ Robert J. Bush
                                      -----------------------------------------
                                      Name:  Robert J. Bush
                                      Title: Vice President and General Counsel


                                  R.H. DONNELLEY INC.



                                  By: /s/ Robert J. Bush
                                      -----------------------------------------
                                      Name:  Robert J. Bush
                                      Title: Vice President and General Counsel



Date:  December 8, 2004




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                                                   EXHIBIT INDEX

         Exhibit
         Number       Description
         -------      -----------

         10.1 First Amendment, dated as of December 6, 2004, to the Amended and Restated Credit Agreement, dated as of September 1, 2004, by and among R.H. Donnelley Corporation, R.H. Donnelley Inc., the lenders from time to time parties thereto, Deutsche Bank Trust Company Americas, as administrative agent and J.P. Morgan Securities Inc. as sole bookrunner and sole lead arranger and the other agents party thereto.

         10.2         Reaffirmation, dated as of December 6, 2004, by R.H.
                      Donnelley Corporation, R.H. Donnelley Inc. and its subsidiaries in favor of Deutsche Bank Trust Company Americas, as administrative agent.




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